UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	December 20, 2016

Federal Home Loan Bank of Dallas
__________________________________________
(Exact name of registrant as specified in its charter)

Federally Chartered Corporation	000-51405	71-6013989
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

8500 Freeport Parkway South, Suite 600, Irving, Texas		75063-2547
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	214-441-8500

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On December 8, 2016, the Board of Directors ("Board") of the Federal Home Loan Bank of Dallas ("Bank"), acting upon a recommendation from its Compensation and Human Resources Committee ("Committee"), approved the Bank’s Omnibus Incentive Plan (the "2017 Executive Incentive Plan" or "2017 EIP"), subject to the review of the Federal Housing Finance Agency ("FHFA"). On December 20, 2016, the FHFA informed the Bank that it did not object to the 2017 EIP. The 2017 EIP is effective as of January 1, 2017.

The 2017 EIP provides cash-based award opportunities to officers of the Bank who are voting members of the Bank’s Executive Management Committee ("EMC"). Among other executive officers, each of the named executive officers identified in the Bank’s Annual Report on Form 10-K for the year ended December 31, 2015 (the "2015 10-K") is a voting member of the Bank’s EMC. The Bank’s 2015 10-K was filed with the Securities and Exchange Commission ("SEC") on March 22, 2016.

As further described below, the 2017 EIP has three components: (i) an annual award ("Annual Award"), which is based on the achievement of short-term performance goals for the period from January 1, 2017 through December 31, 2017 (the "2017 Performance Goals") and, for 50 percent of that award, the satisfaction of safety and soundness goals for the period from January 1, 2018 through December 31, 2020; (ii) a one-time make-whole award ("Make-Whole Award"), which is also based on the achievement of the 2017 Performance Goals; and (iii) a one-time special Gap Year Award ("Gap Year Award"), which is based on the achievement of long-term performance goals for the period from January 1, 2017 through December 31, 2019 (the "2017-2019 Performance Goals").

The 2017 Performance Goals that will be used to calculate the Annual Award and the Make-Whole Award were established by the Board and fall into the following broad categories: (a) growth objectives (which include, among other objectives, an earnings initiative); (b) learning initiatives; (c) diversity and inclusion initiatives; and (d) operational excellence. Each 2017 Performance Goal has been assigned a specific percentage weight. For 2017 Performance Goals comprising 50 percent of the executives’ 2017 Annual Award opportunity, each goal has been assigned a "threshold," "target" and "maximum" objective. For 2017 Performance Goals comprising 40 percent of the executives’ 2017 Annual Award opportunity, each goal has been assigned only a "target" and "maximum" objective. The remaining 10 percent of the executives’ 2017 Annual Award opportunity is based upon performance goals for which achievement will be assessed on a pass/fail basis.

For the Bank’s President and Chief Executive Officer, the incentive factor for each 2017 Performance Goal can be 0 percent (if the threshold objective is not met or, in those cases where there is not a threshold objective, the target objective is not met or, in the case of a pass/fail objective, the objective is not met), 50 percent (if results are equal to the threshold objective for those 2017 Performance Goals that have a threshold objective), 75 percent (if results are equal to the target objective) or 95 percent (if results are equal to or greater than the maximum objective or, in the case of a pass/fail objective, the objective is met). For the Bank’s other named executive officers, the incentive factor for each 2017 Performance Goal can be 0 percent (if the threshold objective is not met or, in those cases where there is not a threshold objective, the target objective is not met or, in the case of a pass/fail objective, the objective is not met), 30 percent (if results are equal to the threshold objective for those 2017 Performance Goals that have a threshold objective), 50 percent (if results are equal to the target objective) or 65 percent (if results are equal to or greater than the maximum objective or, in the case of a pass/fail objective, the objective is met).

Achievement levels between threshold and target and between target and maximum for each 2017 Performance Goal that has those achievement levels will be interpolated in a manner as determined by the Committee. The results for each 2017 Performance Goal will be multiplied by the assigned percentage weight to determine its contribution to the overall 2017 EIP short-term goal percentage. For example, if the target objective is achieved for a goal with a percentage weight of 15 percent, then the contribution of that goal to the President and Chief Executive Officer’s overall short-term goal percentage would be 11.25 percent (15 percent x 75 percent). For the other named executive officers, the contribution of that same goal to their overall short-term goal percentage would be 7.5 percent (15 percent x 50 percent). The percentages derived from this calculation for each 2017 Performance Goal will be added together to derive each executive’s overall short-term goal percentage for the 2017 EIP, which percentage will then be multiplied by the executive’s salary to determine his or her final Annual Award.

For the Bank’s President and Chief Executive Officer, the potential Annual Award under the 2017 EIP (before interest on the deferred portion, as described below), can be 34.5 percent of salary (if the threshold objective is achieved for each of the Bank’s 2017 Performance Goals that has a threshold objective and all of the pass/fail goals are met), 77 percent of salary (if the target objective is achieved for each of the Bank’s 2017 Performance Goals that has a target objective and all of the pass/fail goals are met) or 95 percent of salary (if the maximum objective is achieved for each of the Bank’s 2017 Performance Goals that has a maximum objective and all of the pass/fail goals are met). For each of the Bank’s other named executive officers, the potential Annual Award under the 2017 EIP (before interest on the deferred portion), can be 21.5 percent of salary (if the threshold objective is achieved for each of the Bank’s 2017 Performance Goals that has a threshold objective and all of the pass/fail goals are met), 51.5 percent of salary (if the target objective is achieved for each of the Bank’s 2017 Performance Goals that has a target objective and all of the pass/fail goals are met) or 65 percent of salary (if the maximum objective is achieved for each of the Bank’s 2017 Performance Goals that has a maximum objective and all of the pass/fail goals are met).

For purposes of the Annual Award, salary means the executive’s annual base salary for 2017. Given the number of variables involved in the calculation of the Annual Awards, the ultimate payouts (other than the maximum payouts) could vary significantly. For instance, the Annual Awards could be less than 34.5 percent of salary for the Bank’s President and Chief Executive Officer and 21.5 percent of salary for each of the Bank’s other named executive officers if the Bank fails to achieve the threshold objective for one or more of its 2017 Performance Goals that have a threshold objective but achieves the threshold objective for each of its other 2017 Performance Goals that has a threshold objective.

Fifty percent of an executive’s final Annual Award under the 2017 EIP (the "Current Award") will become earned and vested on December 31, 2017 if: (1) the 2017 Performance Goals have been met; (2) the executive receives at least a "Meets Expectations" performance rating for 2017; and (3) the executive is actively employed on December 31, 2017. An executive’s Current Award under the 2017 EIP is payable no later than March 15, 2018. The remaining 50 percent of an executive’s final Annual Award under the 2017 EIP (the "Deferred Award") will become earned and vested on December 31, 2020 if: (1) the safety and soundness goals set forth in the next paragraph are satisfied during the three-year deferral performance period which runs from January 1, 2018 through December 31, 2020; (2) the executive receives at least a "Meets Expectations" performance rating for 2020; and (3) the executive is actively employed on December 31, 2020. An executive’s Deferred Award under the 2017 EIP is payable no later than March 15, 2021 with interest at 6 percent compounded annually over the three-year deferral performance period.

The safety and soundness goals that must be satisfied during the three-year deferral performance period are: (i) no material risk management deficiency exists at the Bank; (ii) no operational errors or omissions result in material revisions to the Bank’s financial results, information submitted to the FHFA, or data used to determine incentive payouts; (iii) no submission of material information to the SEC, the Federal Home Loan Banks Office of Finance, and/or the FHFA is significantly past due; (iv) the Bank makes sufficient progress, as determined by the Board, in the timely remediation of significant examination, monitoring and other supervisory findings; and (v) the Bank has sufficient capital to pay dividends and repurchase members’ stock.

As more fully discussed in the 2015 10-K, the Bank’s named executive officers also participate in the 2015 Long-Term Incentive Plan ("2015 LTIP"), which provides cash-based award opportunities for these officers (as well as the Bank’s other executive officers) based on the achievement of performance goals for the period from January 1, 2015 through December 31, 2017 (the "2015-2017 Performance Period"). For all of the named executive officers, the potential award payments under the 2015 LTIP can be 50 percent of salary (if the threshold objective is achieved for each of the performance goals), 100 percent of salary (if the target objective is achieved for each of the performance goals) or 150 percent of salary (if the maximum objective is achieved for each of the performance goals). For purposes of the 2015 LTIP, salary means the executive’s average base salary during the 2015-2017 Performance Period. Given the number of variables involved in the calculation of the 2015 LTIP awards and the interpolation of achievement levels between threshold and target and between target and maximum, the ultimate payouts (other than the maximum payouts) could vary significantly. For instance, the 2015 LTIP payouts could be substantially less than the threshold amounts if the Bank achieves one or two (but not all three) of the threshold objectives relating to the 2015 LTIP goals. Similarly, because achievement levels between threshold and target and between target and maximum are interpolated, the ultimate 2015 LTIP payouts could vary significantly between the threshold and maximum amounts.

At the time the 2015 LTIP was approved, it was contemplated that a short-term (one-year) incentive plan would be adopted for 2017 and that such plan would provide the Bank’s President and Chief Executive Officer and other named executive officers with the opportunity to earn incentives up to 60 percent and 43.75 percent, respectively, of their 2017 base salaries (which incentives would have been payable in their entirety no later than March 15, 2018) in addition to the incentives that can be earned under the 2015 LTIP. However, as stipulated in the 2015 LTIP, under no circumstances can an executive officer earn more than 1.5 times his or her 2017 base salary when the 2017 short-term and 2015 LTIP incentive awards are combined for 2017. To ensure that the Bank’s executive officers would not be adversely impacted in 2017 by the adoption of a short-term incentive plan that included a deferral component, the Board determined it was appropriate to include a one-time Make-Whole Award in the 2017 EIP.

The Make-Whole Award represents the difference in the 2017 earning opportunity that is payable in early 2018 between the Current Award opportunity provided by the 2017 EIP and the annual short-term incentive that could have been earned (and which would have been payable in early 2018) if the Bank had implemented a short-term incentive plan for 2017 in the form that was contemplated at the time the 2015 LTIP was adopted (which plan would have provided for a 100 percent payout of the earned incentive in early 2018 vs. the 50 percent payout provided by the Current Award component of the 2017 EIP). The Make-Whole Award is based upon the achievement level of the 2017 Performance Goals and it becomes earned and vested on December 31, 2017. Like the Current Award, the Make-Whole Award is payable no later than March 15, 2018.

At the maximum achievement level, the Make-Whole Award provides the Bank’s President and Chief Executive Officer with the opportunity to earn an additional incentive equal to 12.5 percent of his 2017 base salary, which percentage was derived by multiplying his new, post-2016 maximum Annual Award opportunity (95 percent of salary) by 50 percent (i.e., the equivalent of a Current Award at the maximum achievement level) and then subtracting the result from his pre-2017 maximum annual short-term incentive opportunity (60 percent of salary). At the maximum achievement level, the Make-Whole Award provides each of the Bank’s other named executive officers with the opportunity to earn an additional incentive equal to 11.25 percent of his 2017 base salary, which percentage was derived by multiplying their new, post-2016 maximum Annual Award opportunity (65 percent of salary) by 50 percent (i.e., the equivalent of a Current Award at the maximum achievement level) and then subtracting the result from their pre-2017 maximum annual short-term incentive opportunity (43.75 percent of salary). However, as described above, in no event can an executive officer earn more than 1.5 times his or her 2017 base salary when all of the awards are combined for 2017 (that is, the Current Award and Make-Whole Award provided by the 2017 EIP and the long-term award provided by the 2015 LTIP).

Because the Bank no longer intends to offer long-term incentive plans to its executive officers, the Board determined that it was also appropriate to grant in 2017 a one-time special Gap Year Award to the Bank’s executive officers to address a gap in the executives’ incentive opportunity for 2019 (payable in early 2020). The incentive opportunities for 2017 (which will be payable in early 2018) are described above. For the incentives that can be earned in 2018 (which will be payable in early 2019), it is anticipated that the Bank’s executive officers will derive 50 percent of their incentive opportunity from a 2018 executive incentive plan similar to the 2017 EIP (via the Current Award component of that plan) and 50 percent of their incentive opportunity from the 2016 LTIP (for a discussion of the 2016 LTIP, refer to the Bank’s Current Report on Form 8-K dated January 21, 2016 and filed with the SEC on February 29, 2016). In connection with the approval of the 2017 EIP and as a result of the increased percentage opportunities being implemented for 2017 and future years, the 2016 LTIP was amended (by way of a Board resolution) to eliminate the additional incentives of up to 15 percent of the executives’ base salaries that could have been earned if certain growth objectives associated with that incentive plan were achieved (which incentives were available only in the event that the overall goal achievement for that plan’s safety and soundness goals met a threshold level of achievement). For the incentives that can be earned in 2019 (which will be payable in early 2020), it is anticipated that the Bank’s executive officers will derive 50 percent of their incentive opportunity from a 2019 executive incentive plan similar to the 2017 EIP (via the Current Award component of that plan) and 50 percent of their incentive opportunity from the Gap Year Award provided by the 2017 EIP. In 2020 and years thereafter, it is anticipated that the executive officers’ incentive opportunities will be derived solely from plans that are similar to the 2017 EIP, with 50 percent derived from a Current Award and 50 percent derived from a Deferred Award. For example, the Bank’s executive officers are expected to derive 50 percent of their 2020 incentive opportunity from a Current Award provided by a 2020 executive incentive plan similar to the 2017 EIP and the other 50 percent from the Deferred Award under the 2017 EIP.

The 2017-2019 Performance Goals under the 2017 EIP were established by the Board for the Gap Year Award and are based upon growth objectives relating to the Bank’s advances, mortgage loans held for portfolio and retained earnings as well as factors relating to the Bank’s market value of equity, internal controls and FHFA examination findings. Each of the 2017-2019 Performance Goals has been assigned a percentage weight of either 15 percent or 20 percent together with a "threshold," "target" and "maximum" objective. For the Bank’s President and Chief Executive Officer, the incentive factor for each 2017-2019 Performance Goal can be 0 percent (if the threshold objective is not met), 50 percent (if results are equal to the threshold objective), 75 percent (if results are equal to the target objective) or 95 percent (if results are equal to or greater than the maximum objective). For the Bank’s other named executive officers, the incentive factor for each 2017-2019 Performance Goal can be 0 percent (if the threshold objective is not met), 30 percent (if results are equal to the threshold objective), 50 percent (if results are equal to the target objective) or 65 percent (if results are equal to or greater than the maximum objective).

Achievement levels between threshold and target and between target and maximum for each 2017-2019 Performance Goal will be interpolated in a manner as determined by the Committee. The results for each 2017-2019 Performance Goal will be multiplied by the assigned percentage weight to determine its contribution to the overall Gap Year Award percentage in the same manner as described above for the 2017 Annual Awards. The percentages derived from this calculation for each 2017-2019 Performance Goal will be added together to derive each executive’s overall goal percentage for the Gap Year Award, which will then be multiplied by the executive’s average base salary during the 2017-2019 performance period ("Gap Year Salary"). The result of that calculation will then be multiplied by 50 percent to determine the executive’s final Gap Year Award.

The maximum Gap Year Awards that can be earned by the executive officers under the 2017 EIP are equal to 47.5 percent of Gap Year Salary for the Bank’s President and Chief Executive Officer and 32.5 percent of Gap Year Salary for all other executive officers. These percentages were derived by multiplying the executives’ anticipated maximum annual potential award percentages in 2019 (95 percent of salary and 65 percent of salary, respectively) by 50 percent. It is anticipated that the other 50 percent of the executive officers’ 2019 incentive opportunity will be derived from the Current Award component of a 2019 executive incentive plan similar to the 2017 EIP.

Given the number of variables involved in the calculation of the Gap Year Awards, the ultimate payouts (other than the maximum payouts) could vary significantly. For instance, the Gap Year Awards could be less than 25 percent of salary for the Bank's President and Chief Executive Officer and 15 percent of salary for all of the Bank's other executive officers (that is, less than threshold achievement) if the Bank fails to achieve the threshold objective for one or more of its 2017-2019 Performance Goals but achieves the threshold objective for each of its other 2017-2019 Performance Goals. At the target achievement level, the Gap Year Award payouts for the Bank’s President and Chief Executive Officer and all other executive officers would be 37.5 percent and 25 percent, respectively.

An executive’s final Gap Year Award will become earned and vested on December 31, 2019 if: (1) the 2017-2019 Performance Goals have been met; (2) the executive receives at least a "Meets Expectations" performance rating for 2019; and (3) the executive is actively employed on December 31, 2019. An executive’s Gap Year Award is payable no later than March 15, 2020.

If an executive officer's employment is terminated for any reason other than death, disability or a reduction in force (as defined in the 2017 EIP), his or her unvested 2017 EIP awards will be forfeited.

If an executive officer’s employment is terminated due to death or disability, then his or her Current Award will be treated as earned and vested based on the portion of 2017 during which the executive was employed based on the assumption that the Bank would have achieved the 2017 Performance Goals at the target achievement level. The executive’s pro rata Deferred Award and his or her entire Gap Year Award will be treated as fully earned and vested based on the assumption that the Bank would have achieved the 2017 Performance Goals and the 2017-2019 Performance Goals, respectively, at the target achievement level. Payment of awards in connection with a death or disability would be made in a single lump sum within 75 days of the executive’s termination date.

If an executive’s employment is terminated due to a reduction in force, then the Current Award and Make-Whole Award will be treated as earned and vested based on the portion of 2017 during which the executive was employed and the extent to which the 2017 Performance Goals are ultimately satisfied. The executive’s pro rata Deferred Award and his or her entire Gap Year Award will be treated as fully earned and vested upon completion of the three-year performance periods applicable to each award and will be based upon the extent to which the 2017 Performance Goals and the 2017-2019 Performance Goals, respectively, are achieved. Payment of awards in connection with a reduction in force would be made according to the normal scheduled dates and would be contingent upon the executive executing a severance agreement with the Bank.

If the Bank is involved in a merger, consolidation, reorganization or sale of all or substantially all of its assets, or is liquidated or dissolved (collectively, a "Reorganization"), subject to certain exceptions for which the Director of the FHFA has determined should not be a basis for accelerated vesting, then the Current Award will be treated as earned and vested on a pro rata basis while any pro rata Deferred Award or entire Gap Year Award which has not otherwise become earned and vested as of the date of the Reorganization will be treated as fully earned and vested effective as of the Reorganization date based on the assumption that the Bank would have achieved the 2017 Performance Goals and the 2017-2019 Performance Goals, as applicable, at the target achievement level. Payment of awards in connection with a Reorganization would be made in a single lump sum on the date on which the Reorganization occurs.

The Board may adjust the 2017 Performance Goals and/or the 2017-2019 Performance Goals to ensure the purposes of the 2017 EIP are served. In addition, the Board, in its discretion, may consider extraordinary occurrences when assessing performance results and determining award payments. Extraordinary occurrences mean those events that, in the opinion and at the discretion of the Board, are outside the significant influence of the executive or the Bank and are likely to have a significant unanticipated effect, whether positive or negative, on the Bank’s operating and/or financial results.

Any awards not yet paid may be reduced or eliminated if any actual losses or other measures or aspects of performance are realized which would have caused a reduction in the amount of the awards. Further, if during the most recent examination of the Bank by the FHFA, the FHFA identified an unsafe or unsound practice or condition that is material to the financial operation of the Bank within the executive’s area(s) of responsibility and such unsafe or unsound practice or condition is not subsequently resolved in favor of the Bank, then all of an executive’s vested and unvested awards under the 2017 EIP will be forfeited. Any future payments for a vested award will cease and the Bank will have no further obligation to make such payments.

By resolution, the Board may reduce or eliminate an award that is otherwise earned under the 2017 EIP but not yet paid if the Board finds that a serious, material safety and soundness problem or a serious, material risk management deficiency exists at the Bank, or if: (i) operational errors or omissions result in material revisions to the Bank’s financial results, the information submitted to the FHFA, or the data used to determine incentive payouts; (ii) the submission of material information to the SEC, the Federal Home Loan Banks Office of Finance, and/or the FHFA is significantly past due; or (iii) the Bank fails to make sufficient progress, as determined by the Board, in the timely remediation of significant examination, monitoring and other supervisory findings.

The Board may amend the 2017 EIP at any time in its sole discretion. However, the Board may not amend the 2017 EIP to reduce an executive’s awards as determined on the day immediately preceding the effective date of the amendment or to otherwise retroactively impair or adversely affect the rights of an executive.

In addition, the Board may terminate the 2017 EIP at any time in its sole discretion. Absent an amendment to the contrary, incentives that were earned and vested prior to the termination will be paid at the times and in the manner provided for by the 2017 EIP at the time of the termination.

Top of the Form

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Federal Home Loan Bank of Dallas

December 27, 2016	By:	/s/ Tom Lewis

Name: Tom Lewis
Title: Executive Vice President and Chief Financial Officer